UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

ARIAD Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 494-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Effective August 20, 2015, ARIAD Pharmaceuticals, Inc. (“ARIAD,” “we,” “our” or “us”) entered into a Sublease with International Business Machines Corporation (“IBM”) under which IBM will sublease from us approximately 160,000 square feet of office space at 75 Binney Street in Cambridge, Massachusetts (the “Sublease”). Under our underlying lease (the “Lease”), we have leased an aggregate of approximately 386,000 square feet at 75/125 Binney Street. The Sublease has an initial term of 10 years from the rent commencement date, which is expected to be in the third quarter of 2016 upon occupancy of the subleased space (the “Initial Term”), with an option to extend for the remainder of the term of our Lease. The estimated aggregate minimum rent for the Initial Term is approximately $114.5 million. The Sublease is subject and subordinate to the terms and conditions of the Lease, and, except as expressly provided in the Sublease, all of the terms, covenants, conditions, rights, obligations, remedies and agreements of the Lease are applicable to the Sublease, including customary provisions allowing for termination upon a failure to remedy breaches within certain time periods, or upon bankruptcy or insolvency.

This summary of the Sublease does not purport to be complete and is subject to, and qualified in its entirety by, the text of the agreement, which we intend to file as an exhibit to our Quarterly Report on Form 10-Q for the period ending September 30, 2015.

Forward-Looking Statements

This Form 8-K contains forward-looking statements. Any statements contained herein which do not describe historical facts, including, but not limited to, statements regarding the expected timing for the rent commencement date under the Sublease, are forward-looking statements which are based on management’s expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These factors, risks and uncertainties include, among others, that the actual rent commencement date may be different than we currently expect and those additional factors detailed in our public filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as otherwise noted, these forward-looking statements speak only as of the date of this Form 8-K and we undertake no obligation to update or revise any of these statements to reflect events or circumstances occurring after this Form 8-K. We caution investors not to place considerable reliance on the forward-looking statements contained in this Form 8-K. All forward-looking statements in this Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date: August 21, 2015

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